UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

BLUE CAPITAL REINSURANCE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36169	98-1120002
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House

100 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 278-0400

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

Beginning on May 15, 2017, executives of Blue Capital Reinsurance Holdings Ltd. (the “Company”) and the Company’s manager, Blue Capital Management Ltd., will present the information about the Company described in the slides attached to this report as Exhibit 99.1 to various investors. The slides set forth in Exhibit 99.1 are incorporated by reference herein.

In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including exhibits, furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Accordingly, the information in Item 7.01 of this Current Report on Form 8-K will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished as part of this report:

Exhibit No.	Description of Exhibit

99.1	Slides from Presentation by Management

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CAPITAL REINSURANCE HOLDINGS LTD.
(Registrant)

May 15, 2017	By:	/s/ John V. Del Col
Date	Name:	John V. Del Col
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Slides from Presentation by Management